Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Village Super Market, Inc. (the “Company”) on Form 10-K for the period ended July 26, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin Begley certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kevin Begley___________
Kevin Begley
Chief Financial Officer &
Principal Accounting Officer
October 8, 2008